UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):   December 2, 2005
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer Identification
Incorporation or Organization		Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On December 2, 2005, Midwest Banc Holdings, Inc. (“Midwest”) furnished a notice to participants in the Midwest Banc Holdings, Inc. 401(k) Plan and Trust (the “Plan”), informing them that the Plan is changing its record keeper effective as of January 10, 2006. The notice stated that, as a result of these changes, during a period starting 12:01 a.m. Central time on January 2, 2006 and expected to end on or before the close of business on January 20, 2006 (referred to as the “blackout period”), Plan participants will be unable to direct or diversify investments in their individual accounts, or obtain a loan, withdrawal or distribution from the Plan. The notice indicated that such restrictions apply to shares of Midwest common stock held by Plan participants which is one of the investment options offered under the Plan.
     In connection with the foregoing, on December 2, 2005, Midwest sent a notice to its executive officers and directors informing them that, among other things, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s rules promulgated thereunder, during the blackout period, they would be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring equity securities of Midwest acquired in connection with their service or employment as a director or executive officer. The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the notice is qualified in its entirety by reference to Exhibit 99.1. Such notice was provided to executive officers and directors of Midwest on December 2, 2005, which is the date that the blackout notice was mailed to Plan participants. The Plan administrator did not notify Midwest of the blackout period.
     During the blackout period and for a period of two years after the ending date thereof, a Midwest security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the office of the Director of Human Resources, Mary C. Ceas, Senior Vice President – Human Resources of Midwest Banc Holdings, Inc. at 501 West North Avenue, Melrose Park, Illinois 60160; telephone (708) 865-1053.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No	Description

99.1	Notice to Executive Officers and Directors of Midwest Banc Holdings, Inc. regarding Midwest Banc Holdings, Inc. 401(k) Plan and Trust “blackout period” and restrictions on ability to trade in equity securities of Midwest Banc Holdings, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: December 2, 2005	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer